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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 10, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)



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
           Delaware                           1-12387                           76-0515284
(State or other jurisdiction of        (Commission File Number)        (I.R.S. Employer of Incorporation
 incorporation or organization)                                              Identification No.)
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  500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                          60045
    (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


         On July 10, 2006, Mark P. Frissora, Chairman, Chief Executive Officer and President, tendered his resignation from Tenneco Inc. Mr. Frissora has accepted a position as chief executive officer of Hertz Corporation and also will serve as a member of its board of directors.

         The company anticipates naming a replacement for Mr. Frissora within the next several months. In the interim, the company's board of directors has established an office of the chief executive to assume the responsibilities of the chief executive officer, effective July 19, 2006. The office of the chief executive will be comprised of Timothy R. Donovan, Executive Vice President, Strategy and Business Development and General Counsel; Hari N. Nair, Executive Vice President and Managing Director, Europe, South America and India; Kenneth
R. Trammell, Executive Vice President and Chief Financial Officer; and Neal Yanos, Senior Vice President and General Manager, North American original equipment ride control and aftermarket.

         A description of the background and business experience of Messrs. Donovan, Nair, Trammell and Yanos can be found in the company's annual report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission on March 15, 2006. A description of the current employment agreements of Messrs. Donovan and Nair can be found in the company's proxy statement relating to the annual meeting held May 9, 2006, filed with the Securities and Exchange Commission on March 27, 2006. Messrs. Trammell and Yanos do not have written employment agreements. Mr. Trammell receives compensation and benefits as described in the company's proxy statement relating to the annual meeting held May 9, 2006. Mr. Yanos receives compensation and benefits consistent with those described in the proxy statement for executive employees.

         In addition, Paul T. Stecko, lead director of the company's board of directors, will become non-executive Chairman of the board of directors on an interim basis.

         A copy of the announcement is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On July 10, 2006, in connection with the matters described above, the company amended its by-laws to permit the Board of Directors to select a non-executive Chairman of the Board. A copy of the bylaws as amended is attached as Exhibit 3 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description

3 Amended and Restated By-laws of Tenneco Inc., effective as of July 10, 2006.

99                 Press release dated July 11, 2006.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO INC.


Date:    July 11, 2006                       By:  /s/ Timothy R. Donovan
                                                  -----------------------------
                                                  Timothy R. Donovan
                                                  Executive Vice President and
                                                  General Counsel